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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 December 14, 1998
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On December 14, 1998, Columbia/HCA Healthcare Corporation (the "Company") announced that it has filed with the Securities and Exchange Commission the Form 10 Registration Statements related to the proposed tax free spin-off to Columbia/HCA shareholders of LifePoint Hospitals, Inc. and Triad Hospitals, Inc., formerly known as the America and Pacific Groups, respectively.


ITEM 7. EXHIBIT

        Exhibit 20 Copy of press release dated December 14, 1998 relating to SEC filing


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Corporate Secretary

DATED:  December 15, 1998